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                                                                    EXHIBIT 10.6



                               AMENDMENT NO. 3 TO
                    SUBORDINATED LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 3 TO SUBORDINATED LOAN AND SECURITY AGREEMENT dated as of October 28, 2002 among ROUGE STEEL COMPANY, a Delaware corporation (the "BORROWER"), ROUGE INDUSTRIES INC., a Delaware corporation ("RII"), QS STEEL INC., a Michigan corporation ("QS"), and EVELETH TACONITE COMPANY, a Minnesota corporation ("EVELETH", and together with RII and QS, the "GUARANTORS"), and FORD MOTOR COMPANY, a Delaware corporation (the "LENDER").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors and the Lender have heretofore entered into a Subordinated Loan and Security Agreement dated as of November 21, 2001, as amended on March 8, 2002 and on July 12, 2002 (the "AGREEMENT"); and
         WHEREAS, the Lender has agreed to amend the Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2. Amendments to the Agreement. (a) The first sentence of clause (a) of Article 1 is amended by replacing "December 31, 2002" with "June 30, 2004".

         (b) Clause (b)(iii) of Article 5 is amended to read in its entirety as follows:

                  All interest accrued up to and including December 31, 2002 shall be payable on July 1, 2003. Beginning on January 1, 2003, all interest accruing on and after such date shall be payable monthly in arrears no later than the first Business Day of the following calendar month, provided that all interest accrued from June 1, 2004 up to and including the Facility Termination Date shall be payable on the Facility

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                  Termination Date. Interest shall be calculated on the basis of a 360-day year for the actual days elapsed.

         (c) The definition of "Interest Period" in clause (a) of Article 17 is amended to read in its entirety as follows:

         "INTEREST PERIOD" shall mean each period set forth below:

         November 21, 2001 to December 31, 2001
         January 1, 2002 to December 31, 2002
         January 1, 2003 to March 31, 2003
         April 1, 2003 to June 30, 2003
         July 1, 2003 to September 30, 2003
         October 1, 2003 to December 31, 2003
         January 1, 2004 to March 31, 2004
         April 1, 2004 to June 30, 2004

         SECTION 3. Representations and Warranties of the Company. The Borrower represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by this Amendment:

               (a) no Default has occurred and is continuing; and

               (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct, in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct, in all material respects, on and as of such earlier date).

         SECTION 4. Effectiveness. This Amendment shall become effective as of the date when the Lender shall have received:

               (a) duly executed counterparts hereof signed by the Borrower and each Guarantor,

               (b) a duly executed letter from Congress Financial Corporation, as agent under the Incorporated Agreement, constituting the written consent of the Required Lenders (as defined in the Incorporated Agreement) to this Amendment and acknowledged and agreed to by the Lender, the Borrower and each Guarantor and




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                 (c) a duly executed letter from Cleveland Cliffs Inc and The
Cleveland-Cliffs Iron Company consenting to this Amendment and acknowledged and agreed to by the Lender, the Borrower and each Guarantor.

         SECTION 5. Effect of Amendments and Consents. Except as expressly set forth herein, the amendments and consents contained herein shall not constitute a waiver or amendment of any term or condition of the Agreement or any other Financing Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                               ROUGE STEEL COMPANY


                               By:  /s/ Gary P. Latendresse
                                  --------------------------------------------
                                  Name:  Gary P. Latendresse
                                  Title: Vice Chairman & CFO


                               ROUGE INDUSTRIES INC.


                               By:  /s/ Gary P. Latendresse
                                  --------------------------------------------
                                  Name:  Gary P. Latendresse
                                  Title: Vice Chairman & CFO


                               QS STEEL INC.


                               By:  /s/ Gary P. Latendresse
                                  --------------------------------------------
                                  Name:  Gary P. Latendresse
                                  Title: President


                               EVELETH TACONITE COMPANY


                               By:  /s/ Gary P. Latendresse
                                  --------------------------------------------
                                  Name:  Gary P. Latendresse
                                  Title: President



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                               FORD MOTOR COMPANY


                               By:  /s/ David P. Cosper
                                  --------------------------------------------
                                  Name:  David P. Cosper
                                  Title: Assistant Treasurer